The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Chicago

56	$899.7M	$10M	$1.9B	12,934
Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved
19.4M	20,481	$1.4B	$170.7M	$3.4B
Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Total Economic Impact

PROJECT PROFILE:	PROJECT PROFILE:
CIRCLE PARK	GATEWAY APARTMENTS
The HIT provided $84.9 million in financing for the $163.8 million substantial rehabilitation of the 418-unit project in Chicago, Illinois. This project will create an estimated 292,010 hours of union construction work.	The HIT provided $43.5 million in financing for the $50.4 million new construction of the 161-unit project in Chicago, Illinois. This project will create an estimated 382,510 hours of union construction work.

continued

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of March 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Helping Build Chicago—The Union Way	MARCH 2021

Lake Village East Apartments	Mark Twain SRO	Wrigleyville North Apartments

“ We appreciate HIT’s commitment to and support of union construction at numerous projects that have put our members to work in the Chicago area for nearly 30 years and recognize the benefits this commitment has provided to the workers and the community.”

—Michael Macellaio, Secretary-Treasurer

     Chicago and Cook County Building and Construction Trades Council

HIGHLIGHTS OF CHICAGO INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
Altgeld Family Resource Center	Chicago	$10,000,000	$28,115,001	252,760
Circle Park	Chicago	$84,895,000	$163,806,449	292,010
Gateway Apartments	Chicago	$43,500,000	$50,352,486	382,510
Heiwa Terrace Apartments	Chicago	$28,500,000	$68,414,801	396,710
Mark Twain SRO Apartments	Chicago	$27,278,700	$39,905,499	185,700
Montclare Senior Residences of Calumet Heights	Chicago	$9,200,000	$32,721,472	464,000
Montclare Senior Residences of Englewood	Chicago	$2,300,000	$25,397,680	352,240
Northpoint Apartments	Chicago	$68,984,000	$86,804,801	226,200
West Town Housing Preservation	Chicago	$60,404,300	$121,182,660	1,088,890
Wrigleyville North Apartments	Chicago	$34,982,300	$40,912,471	289,900

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of March 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW| Suite 500 | Washington, DC 20037 | 202.331.8055 | www.afcio-hit.com